UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 6, 2012

SAFEWAY INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-00041	94-3019135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of Principal Executive Offices)	(Zip Code)
(925) 467-3000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Safeway Inc. (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On March 6, 2012, we will hold our annual investor conference, at which slides regarding our recent performance and 2012 earnings guidance will be presented. Copies of certain of the slides are attached hereto as Exhibit 99.2 and incorporated herein by reference.

In the investor conference presentation, the press release announcing the investor conference and our other public statements in connection with the presentation and the press release, we use the following financial measures that are not measures of financial performance under U.S. generally accepted accounting principles (non-GAAP financial measures):

●    Adjusted EBITDA for 2003 through 2011, which is defined by our bank credit agreement as EBITDA (earnings before interest, income taxes, depreciation and amortization), excluding the following:

•	LIFO (income) expense;

•	Share-based employee compensation;

•	Property impairment charges;

•	Goodwill impairment charges;

•	Equity in (earnings) losses of unconsolidated affiliate; and

•	Dividend received from unconsolidated affiliate.
An equity investment impairment charge also was excluded in 2003.

●    Adjusted EBITDA as a Multiple of Interest Expense for 2003 through 2011, which is calculated by dividing Adjusted EBITDA by interest expense.

●    Basis Point Change in Operating Profit Margin, Excluding Fuel, Gross Presentation of Gift Card Commissions and Unusual Items for 2005 through 2011 and for the guidance ranges for 2011 and 2012, which is defined as reported basis point increase or decrease in operating profit margin over the prior period, excluding fuel, the impact from the gross presentation of gift card commissions and certain unusual items, as described in the attached slides and in this Form 8-K.

●    Basis Point Change in Operating Profit Margin, Excluding Fuel, Gross Presentation of Gift Card Commissions, Unusual Items and LIFO Charge for 2011, which is defined as reported basis point increase or decrease in operating profit margin over the prior year, excluding fuel, the impact from the gross presentation of gift card commissions, certain unusual items and LIFO expense, as described in the attached slides and in this Form 8-K.

●    Basis Point Change in Operating and Administrative Expense, Excluding Fuel, Gross Presentation of Gift Card Commissions and Unusual Items for 2005 through 2011, which is defined as reported basis point increase or decrease in operating and administrative expense over the prior year, excluding fuel, the impact from the gross presentation of gift card commissions and certain unusual items, as described in the attached slides and in this Form 8-K.

●    Basis Point Change in Gross Margin, Excluding Fuel and Gross Presentation of Gift Card Commissions for 2006 through 2011, which is defined as reported basis point increase or decrease in gross margin over the prior year, excluding the impacts from fuel sales and the gross presentation of gift card commissions.

●    Basis Point Change in Gross Margin, Excluding Fuel, Gross Presentation of Gift Card Commissions and LIFO for 2006 through 2011, which is defined as reported basis point increase or decrease in gross margin over the prior year, excluding the impacts from fuel sales, the gross presentation of gift card commissions and LIFO.

●    Diluted Earnings Per Share, before Canadian Dividend for fiscal 2011, which is defined as reported diluted earnings per share, excluding the tax effect of the dividend paid to us by our Canadian subsidiary in 2011.

●    The 2011 guidance range for Diluted Earnings Per Share, before Canadian Dividend, for 2011 which is defined as the guidance range of diluted earnings per share for 2011, excluding the the tax effect of the Canadian dividend.

●    Free Cash Flow for 2005 through 2011, the guidance ranges of free cash flow for 2011 and 2012 and the forecasted ranges of free cash flow for 2013 through 2016, which is calculated as net cash flow from operating activities, as adjusted to exclude payables related to third-party gift cards, net of receivables (in the years 2005 through 2011), less net cash flow used by investing activities. In 2006 and 2011, net cash flow used by investing activities is adjusted to include cash used by investments and business acquisitions. Cash from the sale of third-party gift cards is held for a short period of time and then remitted, less our commission, to card partners. Because this cash flow is temporary, it is not available for other uses, and it is therefore excluded from our calculation of free cash flow. We add back cash used by investments and business acquisitions to our calculation of free cash flow in order to provide a more accurate indication of our capacity to apply our available free cash flow to its intended uses. In addition, in 2006, interest earned on a favorable income tax settlement, net of tax, was excluded from net cash flow from operating activities because it was an unusual item.

●    Adjusted Operating Profit for 2010 and 2011, which is defined as reported operating profit, excluding certain unusual items, as described in the attached slides and in this Form 8-K.

Reconciliations of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the attached slides, which are also available on our website at http://www.safeway.com/investor_relations under Reconciliations.

Management believes that Basis Point Change in Operating Profit Margin, Excluding Fuel and Unusual Items and Basis Point Change in Operating Profit Margin, Excluding Fuel, Unusual Items and LIFO provides a useful financial measure that will facilitate comparisons of our adjusted operating profit margins before, during and after the unusual or unpredictable expenses are incurred, as well as facilitate comparisons of our performance with that of other companies that might not have the non-cash charges, store closures, health and welfare benefit contributions, labor buyout and stock option expense that we have experienced, that might not have the business ventures that we have and that might have different methodologies for calculating LIFO.

Management believes that Basis Point Change in Operating and Administrative Expense, Excluding Fuel and Unusual Items provides a useful financial measure that will facilitate comparisons of our adjusted operating and administrative expense before, during and after the unusual or unpredictable expenses are incurred, as well as facilitate comparisons of our performance with that of other companies that might not have the non-cash charges, store closures, health and welfare benefit contributions, labor buyout and stock option expense that we have experienced and that might not have the business ventures that we have.

Management believes that Basis Point Change in Gross Margin, Excluding Fuel and Gross Presentation of Gift Card Commissions and Basis Point Change in Gross Margin, Excluding Fuel, Gross Presentation of Gift Card Commissions and LIFO provide useful financial measures that will facilitate comparisons of our performance with that of other companies that might not have the business ventures that we have and that might have different methodologies for calculating LIFO.

Management also believes that excluding fuel sales from operating profit margin, operating and administrative expense and gross margin provides more useful measures because volatility in fuel prices and the resulting fluctuations in our sales and cost of sales may distort investors', analysts' and other interested parties' perception of our operating performance. Management also believes that investors, analysts and other interested parties view Basis Point Change in Operating Profit Margin, Excluding Fuel and Unusual Items, Basis Point Change in Operating Profit Margin, Excluding Fuel, Unusual Items and LIFO Charge, Basis Point Change in Operating and Administrative Expense, Excluding Fuel and Unusual Items, Basis Point Change in Gross Margin, Excluding Fuel and Gross Presentation of Gift Card Commissions and Basis Point Change in Gross Margin, Excluding Fuel, Gross Presentation of Gift Card Commissions and LIFO as indicators of our ongoing operating performance.

Management believes that Adjusted EBITDA and Adjusted EBITDA as a Multiple of Interest Expense are useful measures of operating performance that facilitate management's evaluation of our ability to service debt and our capability to incur more debt to generate the cash needed to grow the business (including at times when interest rates fluctuate). Omitting interest, taxes and the enumerated items provides a financial measure that is useful to management in assessing operating performance because the cash our business operations generate enables us to incur debt and thus to grow.

Management believes that Adjusted EBITDA and Adjusted EBITDA as a Multiple of Interest Expense also facilitate comparisons of our results of operations with those of companies having different capital structures. Since the levels of indebtedness, tax structures, impairment charges, methodologies in calculating LIFO, unconsolidated affiliates and properties that other companies have are different from ours, we omit these amounts to facilitate investors' ability to make these comparisons. Similarly, we omit depreciation and amortization because other companies may employ a greater or lesser amount of owned property and because, in management's experience, whether a store is new or one that is fully or mostly depreciated does not necessarily correlate to the contribution such store makes to operating performance.

Management also believes that investors, analysts and other interested parties view our ability to generate Adjusted EBITDA and Free Cash Flow as important measures of our operating performance and that of other companies in our industry.

Free Cash Flow, Adjusted EBITDA and Adjusted EBITDA as a Multiple of Interest Expense are useful indicators of Safeway's ability to service debt, fund share repurchases and pay dividends that management believes will enhance stockholder value. Adjusted EBITDA also is a useful indicator of cash available for investing activities. A portion of the Free Cash Flow that the Company generates in 2012 through 2016 is expected to be spent on mandatory debt service requirements or other non-discretionary expenditures. Our estimate of the range of Free Cash Flow for 2012 (without giving effect to cash flow related to Blackhawk Network's gift card payables and receivables) is used by management as a baseline for estimating our 2012 Free Cash Flow. At the time management provided its guidance range for Free Cash Flow for 2011, it was unable to estimate the effect that Blackhawk Network's gift card payables and receivables would have on Free Cash Flow for 2011, and therefore was not able to provide any reconciliation of such amounts to the most directly comparable GAAP financial measure. Likewise, management is unable to estimate the effect that Blackhawk Network's gift card payables and receivables will have on Free Cash Flow for 2012 through 2016, and therefore is not able to provide any reconciliation of such amounts to the most directly comparable GAAP financial measure.

The exclusion from diluted earnings per share relates to the tax charge on the dividend paid to us by our Canadian subsidiary during 2011. Management believes that excluding this item provides a useful financial measure that will facilitate comparisons of our operating results before, during and after such charge was incurred, as well as facilitating comparisons of our performance with that of other companies that might not have the organizational structure that we have. Management also believes that investors, analysts and other interested parties view our diluted earnings per share, as adjusted, as an indicator of our ongoing operating performance.

Management believes that Adjusted Operating Profit provides a useful financial measure that will facilitate comparisons of our performance with that of other companies that might not have the properties that we have, that might have different methodologies for calculating LIFO and that might not have experienced the impact from workers compensation that we have experienced.

These non-GAAP financial measures should not be considered as an alternative to net cash from operating activities or other increases and decreases in cash as shown on Safeway's Consolidated Statements of Cash Flows as a measure of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Other companies in our industry may calculate Free Cash Flow and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

Additional limitations include:

●    “Adjusted EBITDA” does not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments;

●    “Adjusted EBITDA” does not reflect changes in, or cash requirements for, our working capital needs;

●    “Adjusted EBITDA” does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debts;

●    Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period;

●    “Adjusted EBITDA” does not reflect cash requirements for income taxes paid; and

●    Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and “Adjusted EBITDA” does not reflect any cash requirements for such replacements.

Because of these and other limitations, our non-GAAP financial measures should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and use our non-GAAP financial measures supplementally.

Item 8.01.    Other Events.

On March 6, 2012, Safeway issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release dated March 6, 2012 of Safeway Inc.
99.2    Reconciliations and Financial Slides from the Safeway Investor Conference (March 6, 2012)

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to, among other things, sales, margins and basis point changes in margins, earnings and earnings per diluted share estimates, free cash flow and capital spending. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “anticipates,” “estimates,” “plans,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: general business and economic conditions in our operating regions, including the rate of inflation or deflation, consumer spending levels, currency valuations, population, employment and job growth and/or losses in our markets; sales volume levels and price per item trends; pricing pressures and competitive factors, which could include pricing strategies, store openings, remodels or acquisitions by our competitors; results of our programs to control or reduce costs, improve buying practices and control shrink; results of our programs to increase sales; results of our continuing efforts to expand corporate brands; results of our programs to improve our perishables departments; results of our promotional programs; results of our capital program; results of our efforts to improve working capital; results of any ongoing litigation in which we are involved or any litigation in which we may become involved; the resolution of uncertain tax positions; the ability to achieve satisfactory operating results in all geographic areas where we operate; changes in the financial performance of our equity investments; labor costs, including benefit plan costs and severance payments, or labor disputes that may arise from time to time and work stoppages that could occur in areas where certain collective bargaining agreements have expired or are on indefinite extensions or are scheduled to expire in the near future; failure to fully realize or delay in realizing growth prospects for existing or new business ventures, including our Blackhawk and Property Development Centers subsidiaries; legislative, regulatory, tax, accounting or judicial developments, including with respect to Blackhawk; the cost and stability of fuel, energy and other power sources; the impact of the cost of fuel on gross margin and identical-store sales; discount rates used in actuarial calculations for pension obligations and self-insurance reserves; the rate of return on our pension assets; the availability and terms of financing, including interest rates; adverse developments with regard to food and drug safety and quality issues or concerns that may arise; loss of a key member of senior management; data security or other information technology issues that may arise; unanticipated events or changes in real estate matters, including acquisitions, dispositions and impairments; adverse weather conditions and effects from natural disasters; performance in new business ventures or other opportunities that we pursue; and the capital investment in and financial results from our Lifestyle stores. We undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so. Please refer to our reports and filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and subsequent Current Reports on Form 8-K, for a further discussion of these risks and uncertainties.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

March 6, 2012	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President,
Secretary & General Counsel

EXHIBIT INDEX

Exhibit
No.

99.1    Press Release dated March 6, 2012 of Safeway Inc.

99.2	Reconciliations and Financial Slides from the Safeway Investor Conference (March 6, 2012)